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                                                                  Exhibit 10.182

Huebner Oaks Shopping Center

                                   ASSIGNMENT

         This Assignment is made as of the 8th day of June, 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Assignor") to and for the benefit of INLAND WESTERN SAN ANTONIO HUEBNER OAKS LIMITED PARTNERSHIP an Illinois limited partnership ("Assignee").

         Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under the terms of an Agreement of Purchase and Sale, as amended and entered into by Gateway Huebner Oaks, Inc., and Gateway Hillside, Inc., as Seller, and Assignor, as Buyer (collectively, the "Agreement").

         Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and
(ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.


                                ASSIGNOR:

                                INLAND REAL ESTATE ACQUISITIONS, INC.
                                an Illinois  corporation

                                By:  /s/ Mark Youngman
                                   -----------------------
                                Name: Mark Youngman
                                     ---------------------
                                As Its: Vice President
                                       -------------------

                                ASSIGNEE:

                                INLAND WESTERN SAN ANTONIO HUEBNER OAKS
                                LIMITED PARTNERSHIP, an Illinois limited partnership

                                By: INLAND WESTERN SAN ANTONIO HUEBNER OAKS GP, L.L.C., a Delaware limited liability company, its General Partner

                                      By:   INLAND WESTERN RETAIL REAL ESTATE
                                            TRUST, INC., a Maryland corporation,
                                            its Sole Member

                                            By: /s/ Mark Youngman
                                               -----------------------
                                            Name: Mark Youngman
                                                 ---------------------
                                            As Its: Authorized Agent
                                                   -------------------